Coherus BioSciences Bank of America Merrill Lynch Health Care Conference May 2016 Exhibit 99.1

Forward looking statements Except for the historical information contained herein, the matters set forth in this presentation, including statements regarding Coherus’ plans, potential opportunities, expectations, projections, goals, objectives, milestones, strategies, product pipeline, clinical studies, product development, release of data and the potential benefits of its products under development are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including Coherus’ expectations regarding its ability to advance its CHS-1701, CHS-0214,CHS-1420, CHS-5217 and CHS-3351 biosimilar drug candidates, complete bridging studies for CHS-0214 and CHS-1420, complete its follow-on PK/PD study for CHS-1701, file BLAs for CHS-1701 and CHS-1420 in the U.S., file an MAA for CHS-0214 in the E.U., file at least one IND on a second wave biosimilar pipeline candidate and enter into collaborations for CHS-1701 commercialization ex-U.S. and for its immunology (Anti-TNF) pipeline. Such forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainties inherent in the clinical drug development process, including the regulatory approval process, the timing of our regulatory filings and other matters that could affect the availability or commercial potential of our biosimilar drug candidates. Coherus undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Coherus’ business in general, see Coherus’ Quarterly Report on Form 10-Q for the period ended March 31, 2016 and its future periodic reports to be filed with the Securities and Exchange Commission.

Agenda Introduction and Company Summary Addressing the Regulatory Hurdles Navigating the Legal Landscape Maximizing the Commercial Opportunity

Coherus BioSciences is a leading pure play biosimilars company 3 products in Phase 3 or BLA-enabling trials 3 BLA/MAA filings targeted in 2016 Expect to submit 1 to 2 new INDs per year 3 Major Partnerships Name Prior experience Denny Lanfear President and CEO Jean Viret, Ph.D. Chief Financial Officer Alan Herman, Ph.D. Chief Scientific Officer Barbara Finck, M.D. Chief Medical Officer Peter Watler, Ph.D. Chief Technical Officer Michael Fleming SVP, Com. Strategy Aaron Schuchart SVP, Bus. Dev. Team Platform Results

Converging trends create a significant near-term global market opportunity for biosimilar development

Surge in 2012 – 2020 patent expirations

Healthcare reform / regulatory enablement

Better analytic tools enable comparability

Payer need for biologics cost control


~$106 Billion
In 2015 Originator
Global Sales

Source: EvaluatePharma: 29 originator products with > $1 Bn in global sales losing patent exclusivity in at least one major market through 2020 had ~$106 billion in 2015 global sales

Coherus BIOSCIENCES

5
Copyright ©2016 All Rights Reserved.

Commercial Approval Pathway The three key biosimilar uncertainty issues continue to decrease over time 2010 2015 2020 Higher Lower Affordable Care Act Evolving payor / provider sentiment Zarzio® is a registered trademark of Novartis AG (1) Trend lines illustrative in nature (2) Anticipated Patent Zarxio® approval Zarxio® launch Patent dance rulings Uncertainty(1) Time IPR wins for biosimilars(2) “We share a joint commitment with companies like Coherus to create a vibrant biosimilars market place” − Steve Miller, SVP & Chief Medical Officer, Express Scripts Additional launches(2) Celltrion approval

2016 kicked off with positive data across programs COHERUS ANNOUNCES CHS-1701 (PEGFILGRASTIM BIOSIMILAR) MET BOTH PRIMARY ENDPOINTS IN REGISTRATION-ENABLING IMMUNOGENICITY STUDY COHERUS AND BAXALTA ANNOUNCE CHS-0214 (ETANERCEPT BIOSIMILAR) MET PRIMARY EFFICACY ENDPOINT IN PHASE 3 RA STUDY Jan 2016 Positive Data CHS-0214 Phase 3 RA Study Feb 2016 Positive Data CHS-1701 Reg.-Enabling Immuno. Study Mar 2016 Completed Enrollment CHS-1420 Phase 3 Psoriasis Study COMPLETED ENROLLMENT OF THE PHASE 3 PSORIASIS STUDY FOR CHS-1420 (ADALIMUMAB BIOSIMILAR)

Coherus has strengthened its balance sheet $100M Private Placement This financing will support three value inflection points BLA for CHS-1701 MAA for CHS-0214 BLA for CHS-1420 May also contribute through first approval $30M Milestone Payment + Executed in Feb 2015 Conversion premium: 60%, >2X that of certain other recent public deals Top-tier investors with strong track record and long-term investment horizon Received in May 2016 Milestone payment for completing all visits in the two Phase 3 trials for CHS-0214 (etanercept biosimilar)

Key catalysts are on the near-term horizon across multiple programs


Data
Legal
Regulatory
Other
Wave I
Wave 2
2016
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
Therapeutic Area Franchises
Oncology
CHS-1701 (pegfilgrastim biosimilar)
Positive PK/PD data
Positive immunogenicity data
Follow-up PK/PD read-out (1)
BLA(1)
Anticipated approval
CHS-5217 (bevacizumab biosimilar)
Pipeline addition
Immunology
CHS-0214 (etanercept biosimilar)
Positive Ph 3 Psoriasis data
Positive Ph 3 RA data
MAA
CHS-1420 (adalimumab biosimilar)
Ph 3 study start
Ph 3 top-line data
Ph 3 study read-out
BLA
Opth.
CHS-3351 (ranibizumab biosimilar)
Pipeline addition
Achieved

Unless otherwise noted, catalysts placed within 3 month achievement windows; (1) Expect to complete study late in the first half of this year & move forward with BLA filing directly thereafter

9
Copyright ©2016 All Rights Reserved.
Coherus BIOSCIENCES

CHS-1701 pegfilgrastim biosimilar, provides near-term commercial opportunity

Pegfilgrastim profile is attractive

Commercial / Financial	✓ Large revenue opportunity ✓ Relatively modest competition ✓ Reasonably sized commercial footprint
Scientific / Clinical	✓ Strong CHRS scientific knowledge base ✓ Executable, reasonably sized studies ✓ Known mechanism of action
Legal	✓ Patent expirations appear clear ✓ Line extension strategy expiration ✓ Relatively well controlled “moderate”
Molecular / CMC	✓ Complex but well defined ✓ Limited heterogeneity ✓ Existing formulation stable, available

Large revenue opportunity

Neulasta WW annual revenues
US$ billion


4.0
4.1
4.4
4.6
4.8
2011
2012
2013
2014
2015

Modest competition

Late-stage biosimilar pipeline for U.S. registration

Coherus BIOSCIENCES — BLA-enabling clinical

SANDOZ, APOTEX ADVANCING GENERICS — Filed

Source: EvaluatePharma, First Word

10
Copyright ©2016 All Rights Reserved.
Coherus BIOSCIENCES

Agenda Introduction and Company Summary Addressing the Regulatory Hurdles Navigating the Legal Landscape Maximizing the Commercial Opportunity

Demonstrating biosimilarity: totality of the data Platform: navigating the pathway to approval Cell Line Development and Manufacturing Analytical Characterization and in vitro Comparability In vivo Animal Comparability Pivotal Phase 1 Human PK/PD Study Phase 3 Clinical Trials Cutting Edge Analytics Clinical and Regulatory Intellectual Property Process Science and Molecular Tuning

Sophisticated analytics define originator biologics and molecular heterogeneity production variability Internal Capability is Essential Internal Capability is Essential Biosimilar to What? Clinical and Regulatory Cutting Edge Analytics

Process science and cell biology Molecular tuning is validated in non-clinical models Intracellular metabolism directly impacts glycosylation and biologic actively at various scales Process Process Science and Molecular Tuning Clinical and Regulatory

Coherus signed strategic manufacturing agreement with KBI Biopharma for commercial supply of CHS-1701

Key partnership terms

Term	3 Years with options to extend
COGS	~5% of Sales Price
Capacity commitment	~$900 M of product value by January 2018

KBI Biopharma

Ownership	• JSR Corporation, large Japanese conglomerate
Facilities	• Durham, NC – 2,000L cell culture • Boulder, CO – 1,500L microbial
Capabilities[1]	• GMP Manufacturing, CMC submissions • Process characterization, validation, development • Antibodies, proteins, vaccines, peptides, oligonucleotides

(1) Not exhaustive

15
Copyright ©2016 All Rights Reserved.
Coherus BIOSCIENCES

Clinical and global regulatory
Clarify requirements, mitigate regulatory risk

- Cutting Edge Analytics
- Process Science and Molecular Tuning
- **Clinical and Regulatory**
- Intellectual Property

Regulator engagement for biosimilar development

2012				2013				2014				2015			
Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
	Advised one program on 351(a)		EU National scientific advice for one product plan	EU National scientific advice for second product plan		PMDA consultation on product plan for Japan	FDA BSUFA Type 2 Meeting for Clinical Development Plan	Advised one program to go from 351(a) to 351(k)		National advice	EMA Central Advice and FDA BSUFA Type 2 meeting for Product Development Plan	Consultation meeting	Centralized advice	FDA Type 2 Meeting	FDA Type 3 Meeting
	Guidance on two harmonized clinical programs										MHRA national advice				COFEPRIS consultation

Clinical and regulatory engagement is key

16
Copyright ©2016 All Rights Reserved.
Coherus BIOSCIENCES

Agenda Introduction and Company Summary Addressing the Regulatory Hurdles Navigating the Legal Landscape Maximizing the Commercial Opportunity

Scientific expertise focused on intellectual property Scientific Advisory Board Name Role Expertise Prior Experience Bryan Lawlis, Ph.D. Chairman Process Sciences Biochemistry Andy Jones, Ph.D. Member Protein Chemistry Glycobiology Bill Bennett, Ph.D. Member Protein Chemistry Regulatory John Carpenter, Ph.D. Member Protein Formulation, Aggregation James Miller, Ph.D. Member Protein Chemistry Carl Ware, Ph.D. Member Inflammatory Disease Clinical and Regulatory Intellectual Property

Scientific expertise is essential to intellectual property risk mitigation Comp of matter Indications Formulation Process Dosing Reference experts Industry knowledge Technical assessment Feasible alternatives Clinical and Regulatory Intellectual Property Patent landscape assessment Scientific Advisory Board Innovation and IP creation 17 pending formulation US patents(1), covering multiple formulation embodiments for our anti-TNF and pipeline products 5 pending process patents(1), covering production enhancements for our anti-TNF products Patent filing status Stable formulations Cost effective processes Protein structure / characterization Global filings (1) In various stages of global nationalization

Coherus – Patent Issuances in May 2016: Adalimumab formulations excluding polyol / surfactant Coherus patents may afford significant commercial advantage in light of AbbVie formulation patents that require these two excipients U.S. Patent 9,340,611 Adalimumab, histidine buffer, amino acid stabilizer Requires exclusion of polyol U.S. Patent 9,340,612 Adalimumab, buffer, stabilizer Requires exclusion of polyol and surfactant U.S. Patent 9,346,880 Adalimumab, buffer, stabilizer Requires exclusion of surfactant

‘880 No surfactant ‘611 No polyol ‘612 No polyol / no surfactant Adalimumab IP overview – Pathway to market requires IP navigation Primary IP considerations to market for an adalimumab biosimilar(1) $14B Market (1) Not an exhaustive list of patents relating to adalimumab ‘166 formulation ‘157 Requires surfactant ‘158 Requires polyol ‘135 dosing Formulation Dosing CHRS IPR filed May‘16 CHRS IPR filed Nov’15

IPR timelines: Final decision on both ‘135 and ‘166 IPRs expected within 18 months, before planned FDA approval

Timeline of Coherus’ IPRs filed on AbbVie Humira dosing and formulation patents


Nov 2015
May 2016
Nov 2016
May 2016
Nov 2017
‘135 IPR
Filed
Institution decision(1)
Final decision(2)
‘166 IPR
Filed
Institution decision(1)
Final decision(2)
Anticipated CHS-1420 approval

- Approx. 70% of instituted IPRs result in claim invalidation or settlement[3]
- Federal Circuit has rarely reversed USPTO final decisions

(1) Must occur within six months of filing
(2) Must occur within 12 months of institution
(3) USPTO - Protecting Biopharmaceutical Innovation—Litigation and Patent Office Procedures - Janet Gongola, Senior Advisor

22 Copyright ©2016 All Rights Reserved.

Coherus BIOSCIENCES

Coherus – ‘135 IPR Rheumatoid arthritis 40 mg dosing patent IPR arguments Key Arguments Obvious to extend van de Putte’s 40 mg dose “Routine Optimization” is not patentable van de Putte 1999 20, 40, 80 mgs/week efficacious in RA Kempeni 1999 Half-life of about 2 weeks Bi-weekly IV doses (.25 mg/kg-10 mg/kg) safe, effective U.S. Patent 8,889,135 (2001) is directed to a 40 mg bi-weekly dosing regimen for RA Artisans routinely optimizing anti-TNF dosing at the time

Coherus – ‘166 IPR Humira buffered formulation IPR arguments Relton 1997 Stable IgG1 formulations (concentration, pH, buffers, excipients) U.S. Patent 9,114,166 – stable, buffered, 50 mg/ml, pH 4 to 8 van de Putte 2000 20, 40, 80 mgs/week efficacious in RA Key Arguments Obvious in view of van de Putte and Relton Routine optimization to find the stable pH of an antibody formulation Conventional s.c. injection volumes known to be 0.5 - 1 ml for patient comfort

Agenda Introduction and Company Summary Addressing the Regulatory Hurdles Navigating the Legal Landscape Maximizing the Commercial Opportunity

Assessment Coherus applies rigorous selection criteria to candidate molecules Development to Phase 1 Phase 3 Commercial Major biologics losing patent exclusivity by 2020 All technical and commercial factors must be holistically evaluated at key decision points Patent expiry and large existing markets are insufficient rationale for product selection Source: EvaluatePharma Market Opportunity Patents & IP Analysis Technical Analysis Molecule and Analytics Cell line and Manufacturing Clinical and Nonclinical Harmonization Global Sites Co-therapies Payers, Providers, Patients Partners Promotion Legal Defense Generic name WW sales in 2015 (US$ billion) Coherus wave 1 assets Coherus wave 2 assets

Therapeutic area franchises link Coherus capabilities with customer needs Product pipeline to leverage commercialization infrastructure Strategy Platform Capability Market Conversion Opportunity Platform enables development of biosimilar candidates in various therapeutic verticals Create bundled product areas focused therapeutically

Market differences drive tailored commercial responses in the two major markets Episodic, non-chronic care Concentrated sites, clinic and hospital GPO and provider driven adoption Lower competitive intensity Multi-indication, chronic care Larger, multiple specialist prescriber base Payer driven adoption, PBM intermediary Higher competitive intensity Oncology (CHS-1701) Inflammation (Anti-TNFs) Specialty sales force < 50 GPO and provider contracting Education and conversion dynamics executable Specialty sales force > 150, Payer contracting Competitive “patient friendly” formats / programs Strong sales pull-through driving rapid conversion Market Dynamics Commercial Response

Potential platform throughput enables therapeutic franchise focus to maximize market value

Wave 1
Wave 2
Potential

Therapeutic Area Franchises	Oncology	Immunology (Anti-TNF)	Ophthalmology (VEGF)	Multiple Sclerosis
Products	CHS-1701 / BE(1) *CHS-5217 / PC* *CHS-AAA / PC*	CHS-1420 / Ph 3 CHS-0214 / Ph 3 *CHS-BBB / PC*	*CHS-3351 / PC* *CHS-CCC / PC*	CHS-131 / Ph 2b *CHS-DDD / PC*
Commercial Model Options	Favorable industry structure yields reasonably sized commercial footprint	Favorable Strategic Deal or Retain	Open	Open Pending Data

(1) BLA enabling

29
Copyright ©2016 All Rights Reserved.

Coherus BIOSCIENCES

Program development timing and milestones PK/PD & immunogenicity studies initiated Q2 ‘15 Positive immunogenicity data PK/PD readout(1) BLA filing directly thereafter(1) Q1 ‘16 Q2 ‘16 CHS-1701 (pegfilgrastim biosimilar) Phase 3 PsO & RA studies enrolled Q2 ‘15 Positive Ph 3 PsO data Positive Ph 3 RA data MAA filing Q4 ’15 – Q1 ‘16 H2 ‘16 PsO study initiated Q3 ‘15 Phase 3 readouts BLA filing Mid ‘16 H2 ‘16 CHS-0214 (etanercept biosimilar) CHS-1420 (adalimumab biosimilar) Bevacizumab & Ranibizumab announced H1 ‘16 Wave 2 assets H2 ‘16 H1 ‘17 Pipeline addition Pipeline addition Unless otherwise noted, catalysts placed within 3 month achievement windows; (1) Expect to complete study late in the first half of this year & move forward with BLA filing directly thereafter

Coherus BioSciences May 2016